Exhibit 10.1

WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT

This WAIVER AND THIRD Amendment to Credit Agreement (this “Amendment”) is entered into as of November 10, 2014, by and among HAMPSHIRE GROUP, LIMITED, a Delaware corporation (the “Lead Borrower”), the other Persons signatories hereto (collectively with the Lead Borrower, the “Borrowers”), SALUS CLO 2012-1, LTD. (“Salus CLO”) and SALUS CAPITAL PARTNERS, LLC (“SCP”, together with Salus CLO, each a “Lender” and collectively, the “Lenders”), and SALUS CAPITAL PARTNERS, LLC, as Administrative Agent and Collateral Agent for the Lenders (in such capacity, “Agent”).

RECITALS

WHEREAS, Borrowers, Lenders and Agent are party to that certain Credit Agreement, dated as of September 26, 2013 (as amended, supplemented, modified and in effect from time to time, the “Credit Agreement”; all capitalized terms used but not specifically defined herein shall have the respective meanings provided for such terms in the Credit Agreement); and

WHEREAS, the Event of Default described on Schedule I attached hereto has occurred and is continuing under the Credit Agreement (such Event of Default being referred to herein as the “Specified Default”); and

WHEREAS, the Borrower has requested that the Agent and Lenders (i) permanently waive the Specified Default, and (ii) amend certain provisions of the Credit Agreement, and the Agent and Lenders have agreed to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Waiver of Specified Default. Subject to the terms and conditions of this Amendment, the Agent and Lenders hereby waive the Specified Default and their rights to pursue the remedies available to them solely on account of the Specified Default. The waiver contained in this Section 1 shall (a) not constitute or be deemed to constitute a waiver (except as otherwise expressly set forth herein), of (i) any Default or Event of Default other than the Specified Default, or (ii) any term or condition of the Credit Agreement except as modified herein, (b) not constitute or be deemed to constitute consent by the Agent and Lenders to anything other than the specific purpose set forth herein, and (c) not constitute a custom or course of dealing among the parties hereto.

2.             Amendments to the Credit Agreement. As of the date hereof, the Credit Agreement is amended as follows:

A.            Section 1.01 of the Credit Agreement is hereby amended adding the following defined term, to be inserted in its proper alphabetical order:

“Covenant Availability” means, as of any date of determination thereof by the Agent, the result, if a positive number, of:

(a)     the Borrowing Base

minus

(b)     the Total Outstandings.

B.            Section 7.15 of the Credit Agreement is hereby amended by deleting subsection Section 7.15(b) in its entirety and substituting therefor, the following:

“(b)     Minimum Covenant Availability. Commencing with the month ending December 31, 2014, permit average Covenant Availability at any time to be less than $2,000,000, as calculated on a three (3) month rolling basis as measured on the last day of each month.”

3.             Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent (all documents to be in form and substance satisfactory to the Agent):

(a)     Agent shall have received this Amendment properly executed by the Borrowers;

(b)     After giving effect to this Amendment (i) all representations and warranties of the Borrowers set forth herein and in the Loan Documents shall be true and correct in all material respects, except to the extent such representations and warranties speak as to an earlier date, in which case the same are true, correct and complete as to such earlier date, (ii) no Event of Default or any other event which, upon the lapse of time, service of notice, or both, which would constitute an Event of Default under any of the Loan Documents, shall have occurred and be continuing, and (iii) Borrowers shall be in material compliance with the Credit Agreement and the other Loan Documents; and Borrowers shall have certified the foregoing matters to Agent; and

(c)     The Borrowers shall have paid to the Agent, for the ratable benefit of the Lenders, an amendment fee of $25,000, which fee shall be fully earned on the date hereof.

4.             Representations, Warranties. Borrowers represent that, after giving effect to this Amendment:

(a)     No consent or approval of, or exemption by any Person is required to authorize, or is otherwise required in connection with the execution and delivery of this Amendment which has not been obtained and which remains in full force and effect; and

(b)     As of the date hereof, all of the representations and warranties of the Borrowers set forth in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects, except to the extent such representations and warranties speak as to an earlier date, in which case the same are true, correct and complete as to such earlier date; and no Default or Event of Default exists under the Credit Agreement.

5.             Confirmation of Security Interests. Borrowers hereby confirm the security interests and liens granted by Borrowers to Agent, in and to the Collateral in accordance with the Loan Documents as security for the Obligations.

6.             Payment of Agent’s Fees and Expenses. Borrowers agree to pay any and all fees and expenses, including reasonable counsel fees and disbursements, incurred by Agent in connection with the preparation and execution of this Amendment and all documents, instruments and agreements contemplated hereby.

7.             No Other Modifications, Conflicts with Loan Documents, etc. This Amendment is intended to supplement and modify the Credit Agreement and the rights and obligations of the parties under the Credit Agreement shall not in any way be vacated, modified or terminated except as herein provided. All terms and conditions contained in each and every agreement or promissory note or other evidence of indebtedness of Borrowers to the Agent and Lenders are incorporated herein by reference. If there is a conflict between any of the provisions of the Credit Agreement and the provisions of this Amendment, then the provisions of this Amendment shall govern.

8.             Limited Waiver. Except as expressly provided in Section 1 hereof, this Amendment shall not constitute a waiver of any Default or Event of Default, which may exist under the Credit Agreement, or a waiver or modification of any of the Agent’s rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Credit Agreement. Except as expressly provided in Section 1 hereof, the Agent hereby reserve all of its rights and remedies pursuant to the Credit Agreement and the other Loan Documents and applicable law.

9.             Full Force and Effect. Except as expressly amended hereby, all terms and conditions of the Credit Agreement, and any and all Exhibits annexed thereto and all other writings submitted by the Borrowers to the Agent and Lenders pursuant thereto, shall remain unchanged and in full force and effect.

10.           Governing Law. This Amendment shall be construed in accordance with the substantive laws (other than conflict laws) of the State of New York.

11.           Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall be considered one and the same document. Delivery of an executed counterpart of a signature page of this document by facsimile or by electronic mail or e-mail file attachment shall be effective as delivery of a manually executed counterpart of this document.

12.           RELEASE. EACH BORROWER, TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE INDEBTEDNESS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR LENDERS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, EACH LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWERS MAY NOW OR HEREAFTER (WHETHER OR NOT PRESENTLY SUSPECTED, CONTEMPLATED OR ANTICIPATED) HAVE AGAINST AGENT OR ANY LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOAN OR ADVANCE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Third Amendment to the Credit Agreement to be executed and delivered as of the day and year first above written.

HAMPSHIRE GROUP, LIMITED

as Lead Borrower

By: /s/ Trey Darwin

Name: Trey Darwin

Title:     CFO

HAMPSHIRE BRANDS, INC.

as a Borrower

By: /s/ Trey Darwin

Name: Trey Darwin

Title:     CFO

HAMPSHIRE INTERNATIONAL, LLC

as a Borrower

By: /s/ Trey Darwin

Name: Trey Darwin

Title:     CFO

SCOTT JAMES, LLC

as a Borrower

By: /s/ Trey Darwin

Name: Trey Darwin

Title:     CFO

RIO GARMENT S.A.

as a Borrower

By: /s/ Trey Darwin

Name: Trey Darwin

Title:     CFO

[Waiver and Third Amendment to Credit Agreement]

SALUS CLO 2012-1, LTD.

as a Lender

By: Salus Capital Partners II, LLC,

Its: Collateral Manager

By: /s/ Marc S. Price

Name: Marc S. Price

Its Authorized Signatory

By: /s/ Kyle C. Shonak

Name: Kyle C. Shonak

Its Authorized Signatory

SALUS CAPITAL PARTNERS, LLC

as a Lender

By: /s/ Marc S. Price

Name: Marc S. Price

Its Authorized Signatory

By: /s/ Kyle C. Shonak

Name: Kyle C. Shonak

Its Authorized Signatory

SALUS CAPITAL PARTNERS, LLC

as Administrative Agent and as Collateral Agent

By: /s/ Marc S. Price

Name: Marc S. Price

Its Authorized Signatory

By: /s/ Kyle C. Shonak

Name: Kyle C. Shonak

Its Authorized Signatory

[Waiver and Third Amendment to Credit Agreement]

Schedule I

Specified Default

1.

The failure of the Borrowers to maintain average Availability of no less than $2,000,000, calculated on a three (3) month rolling basis and as measured on the last day of each month, for the month ending October 31, 2014 as required by Section 7.15(b) of the Credit Agreement.